USAA WORLD GROWTH FUND Fund Shares/USAWX ■ Adviser Shares/USWGX	SUMMARY PROSPECTUS October 1, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/prospectus. You can also get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated October 1, 2013, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA World Growth Fund (the Fund) seeks capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)

	Fund Shares	Adviser Shares
Redemption Fee (on shares held less than 60 days)	None	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Fund Shares	Adviser Shares
Management Fee (fluctuates based on the Fund’s performance relative to a securities market index)	0.79%	0.78%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.46%	0.60%
Total Annual Operating Expenses	1.25%	1.63%
Reimbursement From Adviser	N/A	(0.03%)(a)
Total Annual Operating Expenses After Reimbursement	1.25%	1.60%

(a) The Adviser has agreed, through October 1, 2014, to make payments or waive management, administration, and other fees to limit the expenses of the Adviser Shares of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.60% of the Adviser Shares’ average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after October 1, 2014.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Adviser Shares is not continued.

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$127	$397	$686	$1,511
Adviser Shares	$166	$514	$887	$1,933

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to invest its assets primarily in equity securities of both foreign (including emerging markets) and domestic issuers. The “equity securities” in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

While the Fund may invest in companies of any size, it generally focuses on companies with large market capitalizations. The Fund may invest a large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regu-lations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

The Fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions and developments in the countries or regions in which the Fund invests and could be more volatile than the performance of more geographically-diversified funds.

An investment in this Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares’ volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

SIX-MONTH YTD TOTAL RETURN
9.23% (6/30/13)

BEST QUARTER*	WORST QUARTER*
19.17% 2nd Qtr. 2009	-18.21% 4th Qtr. 2008

*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Adviser Share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2012

	Past	Past	Past
	1 Year	5 Years	10 Years

World Growth Fund Shares
Return Before Taxes	23.41%	2.80%	9.74%
Return After Taxes on Distributions	23.23%	2.65%	9.24%
Return After Taxes on Distributions and
Sale of Fund Shares	15.45%	2.41%	8.63%

	Past			Inception Date
	1 Year			08/01/10

World Growth Fund Adviser Shares
Return Before Taxes	23.04%			11.92%

	Past	Past	Past	Inception Date
	1 Year	5 Years	10 Years	08/01/10

Indexes
MSCI World Index (reflects no deduction
for fees, expenses, or taxes)	15.83%	-1.18%	7.51%	9.84%
Lipper Global Funds Index
(reflects no deduction for taxes)	16.07%	-1.00%	7.67%	7.98%

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

SUBADVISER(S)

Massachusetts Financial Services Company d/b/a MFS Investment Management (MFS)

PORTFOLIO MANAGER(S)

David R. Mannheim, Investment Officer and Portfolio Manager of MFS, has managed the Fund since June 2002.

Roger Morley, Investment Officer and Portfolio Manager of MFS, has managed the Fund since October 2009.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. You also may purchase or redeem shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

•	Minimum initial purchase: $3,000
•	Minimum subsequent investment: $50

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may require their clients to meet different investment minimums.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an individual retirement account (IRA), 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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